                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 19 day of September, 1997.

                                             /s/       PETER C. BROWNING
                                                      PETER C. BROWNING

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 19 day of September, 1997.

                                             /s/       JOHN L. CLENDENIN
                                                      JOHN L. CLENDENIN

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 19 day of September, 1997.

                                             /s/  LAWRENCE M. GRESSETTE, JR.
                                                 LAWRENCE M. GRESSETTE, JR.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 19 day of September, 1997.

                                             /s/     THOMAS K. HEARN, JR.
                                                    THOMAS K. HEARN, JR.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 19 day of September, 1997.

                                             /s/   GEORGE W. HENDERSON, III
                                                  GEORGE W. HENDERSON, III

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 19 day of September, 1997.

                                             /s/         W. HAYNE HIPP
                                                        W. HAYNE HIPP

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 19 day of September, 1997.

                                             /s/     ROBERT M. HOLDER, JR.
                                                    ROBERT M. HOLDER, JR.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 19 day of September, 1997.

                                             /s/       ROBERT A. INGRAM
                                                      ROBERT A. INGRAM

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 19 day of September, 1997.

                                             /s/       JAMES W. JOHNSTON
                                                      JAMES W. JOHNSTON

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 19 day of September, 1997.

                                             /s/       WYNDHAM ROBERTSON
                                                      WYNDHAM ROBERTSON

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 19 day of September, 1997.

                                             /s/       HERMAN J. RUSSELL
                                                      HERMAN J. RUSSELL

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 19 day of September, 1997.

                                             /s/    SHERWOOD H. SMITH, JR.
                                                   SHERWOOD H. SMITH, JR.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 19 day of September, 1997.

                                             /s/     JOHN C. WHITAKER, JR.
                                                    JOHN C. WHITAKER, JR.